UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2007

SCIELE PHARMA, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway

Suite 1800

Atlanta, Georgia 30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01               Other Events

                Today, November 19, 2007, Sciele Pharma, Inc. (the “Company”) announced that it has signed an exclusive agreement with Novo Nordisk, Inc. to market, Prandin® and, upon approval by the U.S. Food & Drug Administration (FDA), PrandiMet® (the name submitted to the FDA for repaglinide/metformin fixed dose tablet).  Prandin® is an oral blood glucose-lowering drug of the meglitinide class used in the management of Type 2 diabetes mellitus. PrandiMet® is a combination tablet of repaglinide and metformin.  A copy of the press release is attached to this Report as Exhibit 99.1

Item 9.01               Financial Statements and Exhibits

99.1         Press release dated November 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIELE PHARMA, INC.
(Registrant)

	By:	/s/ Darrell Borne
	Name:	Darrell Borne
	Title:	EVP, Chief Financial Officer, Secretary and
Treasurer

Date: November 19, 2007